SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Filed by the Registrant    ☒

Filed by a party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

CECO ENVIRONMENTAL CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than Registrant)

Payment of filing fee (Check the appropriate box):

☒	No Fee Required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transactions applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid if previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date filed:

CECO ENVIRONMENTAL CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 24, 2006

To the Stockholders of CECO Environmental Corp.

Notice is hereby given that the annual meeting of the stockholders of CECO Environmental Corp. (“CECO” or the “Company”) will be held at the Clarion Hotel and Suites, 5901 Pfeiffer Road, Cincinnati, Ohio 45242, on May 24, 2006 at 11:30 A.M., eastern standard time, for the following purposes:

1. to elect 7 directors;

2. to ratify the appointment of Battelle & Battelle LLP as the independent registered public accounting firm of CECO Environmental Corp. for fiscal year 2006; and

3. to transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on April 17, 2006, are entitled to notice of and to vote at the annual meeting.

Your attention is directed to the accompanying Proxy Statement and proxy.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

By Order of the Board of Directors
/s/ Phillip DeZwirek

Phillip DeZwirek
Chairman of the Board of Directors and
Chief Executive Officer

April 24, 2006

CECO ENVIRONMENTAL CORP.

April 24, 2006

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 24, 2006

The enclosed proxy is solicited by the Board of Directors of CECO Environmental Corp., a Delaware corporation (“CECO”), to be voted at the annual meeting of stockholders to be held at 11:30 a.m. at the Clarion Hotels and Suites, 5901 Pfeiffer Road, Cincinnati, Ohio 45242, on May 24, 2006, or any postponement or adjournment thereof (“Annual Meeting”). The mailing address of the principal office of CECO is 3120 Forrer Street, Cincinnati, Ohio 45209. These proxy solicitation materials and CECO’s Annual Report for the year ended December 31, 2005, including financial statements, were first mailed to stockholders entitled to notice of and to vote at the Annual Meeting on or about April 24, 2006.

Who Can Vote

Only stockholders of record at the close of business on April 17, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 11,207,780 shares of CECO Common Stock (“Common Stock”) outstanding and entitled to vote at the Annual Meeting, each such share being entitled to cast one vote.

Revocability of Proxies

A stockholder returning a proxy may revoke it at any time prior to exercise of the proxy at the Annual Meeting by executing and delivering a later-dated proxy which is voted at the Annual Meeting, by voting in person at the Annual Meeting or by delivering written notice to the Secretary of CECO at any time before the proxy is exercised. A proxy returned by a stockholder which is not subsequently revoked will be voted in accordance with the instructions indicated thereon.

Quorum Required

In order for business to be conducted, a quorum must be represented at the Annual Meeting. A quorum is a majority of the shares entitled to vote at the Annual Meeting. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum. Shares represented by a proxy in which authority to vote for any matter considered is “withheld,” a proxy marked “abstain” or a proxy as to which there is a “broker non-vote” will be considered present at the meeting for purposes of determining a quorum.

Required Vote to Elect Directors

Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the 7 nominees receiving the most votes will be elected. Only votes cast for a nominee will be counted. Unless indicated otherwise by your proxy, the shares will be voted for the 7 nominees named in this proxy statement. Instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees.

Required Votes to Pass Other Proposals

In order to ratify the selection of Battelle & Battelle LLP as the independent registered public accounting firm of CECO, an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required. For each of these proposals, an abstention will have the same effect as a vote against the proposal. Broker non-votes will not be voted for or against any of these proposals and will have no effect on any of those proposals.

Other Information

If no instructions are indicated on a duly executed and returned proxy, the shares represented by the proxy will be voted FOR the ratification of the 7 nominees for director proposed by the Board of Directors and set forth herein and FOR the ratification of the appointment of Battelle & Battelle LLP as the independent registered public accounting firm of CECO for fiscal year 2006, and in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Annual Meeting.

PROPOSAL I

ELECTION OF DIRECTORS

Directors and Nominees

The names of, and certain information with respect to, the nominees of the Board of Directors for election as directors, to serve until the year 2007 annual meeting of stockholders and until their successors are elected and qualify, are set forth below. All nominees are now CECO directors. If, for any reason, any nominee should become unable or unwilling to serve as a director, the persons named in the enclosed proxy may exercise their discretion to vote for any substitute proposed by the Board of Directors.

The following information is provided with respect to each nominee for election as a director. The ages of the nominees are as of March 31, 2006.

Richard J. Blum, age 59, became the President and a director of the Company on July 1, 2000 and the Chief Executive Officer and President of CECO Group, Inc. (“CECO Group”) on December 10, 1999. Mr. Blum has been a director and the President of The Kirk & Blum Manufacturing Company (“Kirk & Blum”) since February 28, 1975 until November 12, 2002 and the Chairman and a director of kbd/Technic since November 1988. Mr. Blum is also a director of The Factory Power Company, a company of which CECO owns a minority interest and that provided steam energy to various companies, including CECO. Kirk & Blum and kbd/Technic were acquired by the Company on December 7, 1999. Mr. Richard Blum is the brother of Mr. David Blum.

Arthur Cape, age 69, has served as a director since May 25, 2005, when he was elected to the Board by the other Board members. He has also served on the Audit Committee since such date. Mr. Cape has served the manufacturing industry for over 30 years. Since 1991 he has served as Director of International Sales for Shymac Innovative Marketing, located in Montreal, Canada, and Director of Sales for AJB Continental, located in San Antonio Texas. Shymac Innovative Marketing manufactures brushes and AJB Continental is a distributor of brushes. Mr. Cape also acts as a consultant for several factories in China in the manufacturing and injection molding of plastic articles. He has been active in youth awareness programs and has served on various youth committees in Canada.

Jason Louis DeZwirek, age 35, the son of Phillip DeZwirek, became a director of the Company in February 1994. He became Secretary of the Company on February 20, 1998. Mr. DeZwirek from October 1, 1997 through January 1, 2002 served as a member of the Committee that was established to administer CECO’s Stock Option Plan. He also serves as Secretary of CECO Group (since December 10, 1999). Mr. DeZwirek’s principal occupation since October 1999 has been as an officer and director of Kaboose Inc., an online media company servicing the children and family markets that trades on the Toronto Stock Exchange (TSX:KAB). Mr. DeZwirek currently serves as Chairman and Chief Executive Officer of Kaboose Inc. Mr. DeZwirek has also been involved in private investment activities for the past five years. Mr. DeZwirek also is a director and the Secretary of API Electronics Group, Inc. (OTC:AEGCF), a publicly traded company. Mr. Jason DeZwirek is deemed to control Green Diamond Oil Corp., see “Certain Transactions.”

Phillip DeZwirek, age 68, became a director, the Chairman of the Board and the Chief Executive Officer of the Company in August 1979. Mr. DeZwirek also served as Chief Financial Officer until January 26, 2000.

Mr. DeZwirek’s principal occupations during the past five years have been as Chairman of the Board and Vice President of CECO Filters (since 1985); Treasurer and Assistant Secretary of CECO Group (since December 10, 1999); a director of Kirk & Blum and kbd/Technic (since 1999); President of Can-Med Technology, Inc. d/b/a Green Diamond Oil Corp. (“Green Diamond”) (since 1990) and a director and the Chairman, Chief Executive Officer and Treasurer of API Electronics Group, Inc., a publicly traded company (OTC:AEGCF). Mr. DeZwirek has also been involved in private investment activities for the past five years. Mr. Phillip DeZwirek is deemed to control Green Diamond Oil Corp., see “Certain Transactions.”

Thomas J. Flaherty, age 68, became a director of the Company on May 10, 2004. He also serves, as of April 19, 2005, on our Stock Option Plan Committee and as of December 1, 2005, on our Compensation Committee. Mr. Flaherty retired as COO and Board member of Fairchild Corp. in 1999. He spent forty years in various major industrial and aerospace corporations with worldwide responsibilities. His primary expertise is in operations, and in addition to serving as COO of Fairchild, has served as President and COO of IMO Industries, CEO, President and Board member of Transnational Industries, Senior Vice President of Pratt & Whitney, and Executive Vice President of Hamilton Standard, both divisions of United Technologies. He has served on boards both in the United States and internationally and is currently sitting on four boards of not-for-profit companies.

Ronald E. Krieg, age 63, has served as a director of CECO since April 20, 2005. Mr. Krieg has served on the Audit Committee since such time and, as of July 11, 2005, has served as Chairman of the Audit Committee. Mr. Krieg is a Certified Public Accountant and has been an audit partner of Jackson, Rolfes, Spurgeon & Co. since August 1, 2004. From 1965 through July 31, 2004, he was with Grant Thornton LLP, other than for two years when he served in the United States Marine Corps. He became a partner of Grant Thornton LLP in 1978. Mr. Krieg has spent nearly 40 years in the practice of public accounting with a national firm, with considerable experience in the areas of Sarbanes-Oxley and internal auditing. He is a past president of the Cincinnati Chapter of the Institute of Internal Auditors and has served on its Board of Governors for over 30 years. He has also served as a director of Pomeroy IT Solutions, Inc. a public company that trades on the Nasdaq National Market under the symbol PMRYE since December 9, 2005.

Donald A. Wright, age 68, became a director of CECO on February 20, 1998. Mr. Wright has also been a member of the Audit Committee since February 20, 1998 and the Compensation Committee since its formation on December 1, 2005. He has also been a member of the Committee established to administer CECO’s stock option plan since January 1, 2002. Mr. Wright has been a principal of and real estate broker with The Phillips Group in San Diego, California, a company which is a real estate developer and apartment building syndicator, since 1992. From November 1996 through January of 2005, Mr. Wright served as a real estate broker with Prudential Dunn Realtors in Pacific Beach, California. Since January 2005, he has been an associate real estate broker with One Source Realty GMAC in San Diego California. On February 15, 2006, Mr. Wright became a director of Rubincon Ventures Inc., a public company (OTCBB:RBCV).

Each of our directors other than Mr. Blum, Mr. Jason DeZwirek, and Mr. Phillip DeZwirek qualify as “independent” in accordance with the published listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. In addition, the Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

BOARD OF DIRECTORS AND ITS COMMITTEES

During the fiscal year ended December 31, 2005, the Board of Directors held one meeting. During such period, action also has been taken by unanimous written consent of the Board of Directors. All of the seven incumbent directors attended our 2005 annual meeting. The independent directors held meetings March 30, 2005, and December 21, 2005, and, in accordance with Nasdaq rules, the independent directors will continue to have separate scheduled meetings without the non-independent directors present. Arthur Cape was elected to the Board by the other Board members on May 25, 2005. Melvin Lazar resigned as a director on July 11, 2005. Mr. Lazar was serving as Chairman of the Audit Committee. His resignation was not a result of a disagreement between CECO and Mr. Lazar. Director Krieg, who was then serving as Vice Chairman of the Audit Committee, became Chairman at such time.

The Company has a separately designated Audit Committee, as defined in §3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company also has a separate Compensation Committee and a separate committee to administer the CECO Environmental Corp. 1997 Stock Option Plan.

The members of the Audit Committee are Directors Wright, Krieg and, as of May 25, 2005, Director Cape. Director Krieg serves as Chairman of the Audit Committee. The Board of Directors has determined that Director Krieg qualifies as an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Exchange Act and that each of the Audit Committee members is independent under the applicable Nasdaq listing standards. The Audit Committee held four meetings in 2005. During 2005 action also has been taken by written consent of the Audit Committee. See the Audit Committee Report below.

We formed a Compensation Committee on December 1, 2005, which is comprised of Directors Wright and Flaherty. The Compensation Committee has taken action by unanimous written consent since its formation. The primary purpose of the compensation committee is to review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and to approve or make recommendations to the Board with respect to the compensation of our other executive officers.

The members of the Committee that administer CECO’s stock option plan are Director Wright and Director Flaherty. This Committee held no meetings during 2005. During and since the end of such period, action by this Committee has been taken by written consent.

The Company does not have a standing nominating committee. CECO does not believe that it is necessary to form a standing nominating committee given that we require director nominees to be selected, or recommended for the Board of Directors’ selection, by a majority of the independent (as defined under the applicable Nasdaq listing standards) members of the Board of Directors. Arthur Cape, appointed to the Board on May 25, 2005, was recommended by the independent directors for the Board of Directors’ selection.

In lieu of a nominating committee charter, the Board of Directors adopted a board resolution on September 28, 2004, which addresses the director nomination process. A copy of the director nomination process is attached as Exhibit A to our Proxy Statement for our 2006 annual meeting.

We also have adopted a policy with respect to director candidates recommended by stockholders. The independent directors will consider director candidates recommended by stockholders for inclusion on the slate of directors recommended to the Board of Directors. Any stockholder may submit one candidate for consideration at each stockholder meeting at which directors are to be elected. Stockholders wishing to recommend a candidate must submit the recommendation no later than one hundred and twenty (120) days before the date our proxy statement is released to stockholders in connection with the previous year’s annual meeting of stockholders, provided, that if we did not hold any annual meeting in the previous year, or if the date of the next annual meeting has been changed by more than thirty (30) days from the date of the previous year’s meeting, then the deadline will be a date that is a reasonable time before we begin to print and mail our proxy materials, but in no event less than ninety (90) days prior to such mailing. Recommendations must be sent to the following address: CECO Environmental Corp., 3120 Forrer Street, Cincinnati, OH 45209, Attention: Secretary.

At the time the stockholder submits the recommendation for a director candidate, the stockholder must provide the following:

•	All information about the candidate that we would be required to disclose in a proxy statement in accordance with the rules of the Securities Exchange Act of 1934 (the “Exchange Act”).

•	Certification from the candidate that he or she meets the requirements to be (a) independent under the Nasdaq standards and (b) a non-management director under the Exchange Act.

•	Consent of the candidate to serve on the Board of Directors, if nominated and elected.

•	Agreement of the candidate to complete, upon request, questionnaire(s) customary for our directors.

The independent directors will evaluate candidates recommended by stockholders on the same basis as candidates recommended by other sources, including evaluating the candidate against the standards and qualifications set out in our Director Nomination Policy as well as any other criteria approved by the Board of Directors from time to time. The independent directors will determine whether to interview any candidate.

When evaluating a person for nomination for election to the Board of Directors, the qualifications and skills considered by the Board of Directors, including the independent Board members, include:

•	Whether or not the person will qualify as a director who is “independent” under applicable laws and regulations, and whether the person is qualified under applicable laws and regulations to serve as a director of CECO.

•	Whether or not the person is willing to serve as a director, and willing to commit the time necessary for the performance of the duties of a director.

•	The contribution that the person can make to the Board of Directors, with consideration being given to the person’s business experience, education and such other factors as the Board of Directors may consider relevant.

•	The character and integrity of the person.

The Board of Directors also has adopted a process by which stockholders may communicate with the Board of Directors for matters other than director nominations. Stockholders may communicate with the Board of Directors by writing to the following address: Board of Directors, c/o Phillip DeZwirek, Chairman of the Board, CECO Environmental Corp., 505 University Avenue, Suite 1400, Toronto, Ontario M5G 1X3.

Mr. Phillip DeZwirek will forward such communications to the Board of Directors at or prior to the next meeting of the Board of Directors. Stockholders wishing to communicate only with the independent directors can address their communications to “Independent Directors, c/o Chairman of the Board” at the same address above. These communications will be forwarded to the independent directors at or prior to the next meeting of the independent directors.

The Board of Directors or the independent directors will determine, in their respective sole discretion, the method by which any such communications will be reviewed and considered.

DIRECTOR COMPENSATION

Cash Compensation

Director Flaherty receives an annual amount of $25,000 for serving as a director of CECO and $1,000 for every formal board meeting he attends; Director Krieg receives an annual amount of $20,000 for serving as a director, $4,000 per year for serving as Chairman of the Audit Committee, and $1,000 for every formal board meeting and audit meeting he attends; and Directors Cape and Wright each receive an annual amount of $10,000 (commencing the fourth quarter of 2005 with respect to Director Wright) for serving as a director, plus $1,000 for every formal meeting they attend. Former Director Melvin Lazar received an annual amount of $20,000 for serving as a director, $4,000 per year for serving as Chairman of the Audit Committee, and $1,000 for every formal board meeting and audit meeting he attended.

We also pay the Board members their reasonable travel expenses to attend meetings.

The following table provides information on 2005 cash compensation for non-employee directors who served during 2005. The table does not include expenses for attending meetings.

Name	Cash Retainer	Audit Committee Chairman Fees	Meeting Fees	Total Cash Compensation
Arthur Cape[1]	$6,016.48		$3,000.00	$9,016.48
Thomas J. Flaherty	$25,000.00		$3,000.00	$28,000.00
Ronald A. Krieg[2]	$13,296.67	$2,659.33	$4,000.00	$19,956.00
Melvin Lazar[3]	$10,000.00	$2,000.00	$5,000.00	$17,000.00
Donald A. Wright	$2,500.00		$5,000.00	$7,500.00

[1]	Serving since May 25, 2005
[2]	Serving since April 20, 2005
[3]	Resigned as of July 11, 2005

Stock Options

On January 5, 2005, we granted 5,000, 15,000, and 15,000 options under our Stock Option Plan to Director Flaherty, then Director Lazar and Director Wright, respectively, at an exercise price of $3.45 per share. On April 20, 2005, we granted 25,000 options under our Stock Option Plan to Director Krieg at an exercise price of $2.82 per share. Director Cape received a grant of 15,000 options under the Stock Option Plan on May 25, 2005, at an exercise price of $2.50 per share.

No other directors of CECO received consideration for serving in their capacity as directors of CECO or as members of any committee of the Board of Directors during its last fiscal year. Directors Richard Blum and Phillip DeZwirek receive compensation in their capacities as executive officers. CECO has no annuity, pension or retirement plans.

In order to be elected, a nominee must receive a plurality of the votes cast at the meeting in person or by proxy. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ELECTION OF THE NOMINEES NAMED HEREIN AS DIRECTORS.

REPORT OF THE CECO BOARD OF DIRECTORS AUDIT COMMITTEE

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of CECO’s financial reporting process and approval of the services provided CECO by its auditors. The Audit Committee also evaluates transactions where the potential for a conflict of interest exists. The Audit Committee’s purposes are more fully described in its Charter, which the Board adopted in its current form on January 3, 2003, a copy of which is attached to our proxy statement as Exhibit A.

The Audit Committee has reviewed and discussed the audited financial statements of CECO for the fiscal year ended December 31, 2005, with CECO’s management and has discussed with Battelle & Battelle LLP the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended. In addition, Battelle & Battelle LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Battelle & Battelle LLP their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in CECO’s Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Audit Committee

Ronald E. Krieg, Chairman

Arthur Cape

Donald A. Wright

BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth the name and address of each beneficial owner of more than five percent (5%) of CECO’s common stock known to CECO, the number of shares of common stock of CECO beneficially owned as of April 10, 2006, and the percent of the class so owned by each such person.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	% of Total Common Shares Outstanding[1]
Phillip DeZwirek[2,3] Chief Executive Officer and Chairman of the Board 505 University Avenue Suite 1400 Toronto, Ontario M5G 1X3	4,868,390	39.1%

Jason Louis DeZwirek[2,4] Secretary 247 Erskine Avenue Toronto, Ontario M4P 1Z6	3,931,359	35.1%

Icarus Investment Corp.[2,6] 505 University Avenue Suite 1400 Toronto, Ontario M5G 1X3	2,281,760	20.4%

IntroTech Investments, Inc.[4] 247 Erskine Avenue Toronto, Ontario M4P 1Z6	1,598,666	14.3%

Tontine Capital Partners, L.P.[5] 55 Railroad Avenue Third Floor Greenwich, Connecticut 06830	985,874	8.8%

Can-Med Technology, Inc.[6] d/b/a Green Diamond Oil Corp. 505 University Avenue Suite 1400 Toronto, Ontario M5G 1X3	973,333	8.7%

Harvey Sandler Revocable Trust[7] 21170 NE 22nd Court North Miami Beach FL 33180	1,484,049	13.3%

[1]	Based upon 11,207,780 shares of our common stock outstanding as of April 10, 2006. For each named person, this percentage includes Common Stock of which such person has the right to acquire beneficial ownership either currently or within 60 days of April 10, 2006, including, but not limited to, upon the exercise of an option; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other person.
[2]	Icarus Investment Corp. (“Icarus”) is owned 50% by Phillip DeZwirek and 50% by Jason Louis DeZwirek. Ownership of the shares of common stock of CECO owned by Icarus Investment Corp. also is attributed to both Messrs. Phillip DeZwirek and Jason Louis DeZwirek. With respect to the shares owned by Icarus, Icarus has sole dispositive and voting power and Phillip DeZwirek and Jason Louis DeZwirek are deemed to have shared voting and shared dispositive power.
[3]

Includes (i) 250,000 shares that may be purchased pursuant to warrants granted January 14, 1998 at a price of $2.75 per share prior to January 14, 2008; (ii) 500,000 shares that may be purchased pursuant to warrants granted to Mr. DeZwirek by the Company January 22, 1999, which are exercisable prior to January 22, 2009 at a price of $3.00 per share; and (iii) 500,000 shares that may be purchased pursuant to warrants granted to Mr. DeZwirek by CECO August 14, 2000, which are exercisable prior to August 14, 2010 at a price of $2.0625 per share.

[4]	IntroTech Investments, Inc. (“IntroTech”) is owned 100% by Jason Louis DeZwirek. Ownership of the shares of common stock of CECO owned by IntroTech also is attributed to Jason Louis DeZwirek. IntroTech and Jason Louis DeZwirek are each deemed to have sole dispositive and sole voting power with respect to such shares.
[5]	This information was obtained from Schedule 13G/A filed with the Securities and Exchange Commission February 4, 2005.
[6]	50.1% of the shares of Green Diamond are owned by Icarus. Ownership of the shares of common stock of Green Diamond also is attributed to Icarus. Icarus has voting and dispositive power with respect to such shares, which is shared with the other shareholders of Green Diamond.
[7]	This information was obtained from Form 4 filed with the Securities and Exchange Commission April 7, 2006.

SECURITY OWNERSHIP OF MANAGEMENT

As of April 10, 2006, the present directors and executive officers of CECO are the beneficial owners of the numbers of shares of common stock of CECO set forth below:

Name Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	% Total Company Common Shares Outstanding[1]
Phillip DeZwirek[2]	4,868,390	39.1%
Jason Louis DeZwirek[3]	3,931,359	35.1%
Richard J. Blum[4]	499,241	4.3%
David D. Blum[5]	356,238	3.1%
Thomas J. Flaherty[6]	55,000	0.5%
Donald A. Wright[7]	40,000	0.4%
Dennis W. Blazer[8]	12,500	0.1%
Ronald E. Krieg[9]	5,000	*
Arthur Cape[10]	5,000	*
Officers and Directors as a group (9 persons)	7,465,035	55.9%

*	less than .1%
[1]	See Note 1 to the foregoing table.
[2]	See Notes 2 and 3 to the foregoing table.
[3]	See Notes 2 and 4 to the foregoing table.
[4]	Includes 448,000 shares of our common stock that Mr. Richard Blum has the right to purchase for $2.9375 per share pursuant to a warrant granted to Mr. Richard Blum on December 7, 1999, in connection with the acquisition of Kirk & Blum and kbd/Technic. Also includes 25,000 shares that may be purchased pursuant to options granted to Mr. Blum October 5, 2001, at a price of $2.01 per share.
[5]	Includes 335,000 shares of our common stock that Mr. David Blum has the right to purchase for $2.9375 per share pursuant to a warrant granted to Mr. David Blum on December 7, 1999, in connection with the acquisition of Kirk & Blum and kbd/Technic.
[6]	Includes (i) 50,000 shares of our common stock Mr. Flaherty has the right to purchase for $1.70 per share, 25,000 of which became exercisable November 10, 2004, and 25,000 shares of which become exercisable May 10, 2005, pursuant to options granted to Mr. Flaherty on May 10, 2004 and (ii) 5,000 shares that may be purchased at $3.45 per share pursuant to options granted January 5, 2005, which vested January 5, 2006.
[7]	Includes (i) 10,000 shares of our common stock that may be purchased pursuant to options granted June 30, 1998, at a price of $2.75 per share prior to June 30, 2008; (ii) 5,000 shares of our common stock that may be purchased pursuant to options granted September 18, 2000 at a price of $2.0625 per share prior to September 18, 2010; and (iii) 5,000 shares of our common stock that may be purchased at $3.45 per share pursuant to options granted January 5, 2005, for 15,000 shares, which vests in 3 equal installments commencing January 5, 2006.
[8]	Does not include 37,500 shares of our common stock that may be purchased at a price of $3.35 pursuant to an option granted December 13, 2004 for 50,000 shares of stock, of which 12,500 vested on December 13, 2006, and the remaining 37,500 vest in 3 equal annual installments commencing December 13, 2007. Mr. Blazer exercised his option to purchase the 12,500 vested shares on January 12, 2006.
[9]	Includes options to purchase 5,000 shares of our common stock at a price of $2.82 per share pursuant to an option granted April 20, 2005 for 25,000 shares of stock, of which 5,000 vested April 20, 2006, and the remaining 20,000 vest in four equal annual installments commencing April 20, 2007.
[10]	Includes options to purchase 5,000 shares of our common stock at a price of $2.50 per share pursuant to an option granted May 25, 2005 for 15,000 shares of stock, of which 5,000 vest May 25, 2006, and the remaining 10,000 vest in two equal annual installments commencing May 25, 2007.

CHANGES IN CONTROL

CECO is not aware of any current arrangement(s) that may result in a change in control of CECO.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires our directors and executive officers and persons beneficially owning more than ten percent of a class of our equity securities to file certain reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely on our review of Section 16(a) reports and any written representation made to us, the Company believes that all such required filings for 2005 were made in a timely manner, other than the Harvey Sandler Revocable Trust, which filed a late Form 4 with respect to twenty-six purchase transactions, a late Form 4 with respect to one purchase transaction, and a late Form 4 with respect to two purchase transactions.

CERTAIN TRANSACTIONS

Since January 1, 2005, the following transactions have occurred in which persons who, at the time of such transactions, were directors, officers or owners of more than 5% of our common stock, had a direct or indirect material interest.

During the fiscal year ended December 31, 2005 and through March 31, 2006, we reimbursed Green Diamond $5,000 per month for use of the space and other office expenses of the Company’s Toronto office. On April 1, 2006, such lease payments increased to $10,000 per month. Green Diamond is owned 50.1% by Icarus Investment Corp., which is controlled by Phillip DeZwirek, the Chief Executive Officer and Chairman of the Board of CECO, and Jason Louis DeZwirek, the Secretary and a director of the Company.

During the fiscal year ended December 31, 2005, we paid fees of $340,000 to Green Diamond for management consulting services. The services were provided by Phillip DeZwirek, the Chief Executive Officer and Chairman of the Board of CECO, through Green Diamond. Such amount is included as compensation paid to Mr. DeZwirek under “Executive Compensation.” We continue to pay consulting fees to Mr. DeZwirek.

In December 1999, Green Diamond provided us $4,000,000 of subordinated debt evidenced by a promissory note (the “First GD Note”). On September 30, 2003, Green Diamond provided an additional $1,200,000 of subordinated debt as evidenced by a promissory note (the “Second GD Note”). On December 30, 2004, the First GD Note and the Second GD Note were amended and restated to increase their respective principal balances by the amount of the unpaid accrued interest under each note. On December 29, 2005, Green Diamond agreed to extend the maturity date of the First GD Note and the Second GD Note to April 1, 2007. On January 6, 2006, we made a payment of accrued interest to Green Diamond of $1,551,350 on the First GD Note and $167,400 on the Second GD Note. The amendments to the notes and the payments made thereunder were approved by the Audit Committee.

In December 1999, Harvey Sandler, who since April 2005 has beneficially owned, through the Harvey Sandler Revocable Trust, in excess of 10% of our stock, provided us $100,000 of subordinated debt. On February 2, 2006, Mr. Sandler agreed to extend the maturity date of the note evidencing the debt from June 7, 2006 to April 1, 2007.

Lawrence J. Blum, a brother of Richard Blum, our President, and David Blum, an Executive Vice President, is a Vice President of Kirk & Blum. Mr. Lawrence Blum’s salary in 2005 was $125,000, which is comparable to other officers at a similar level.

EXECUTIVE COMPENSATION

Except for the compensation described below, neither CECO nor any of its subsidiaries paid, set aside or accrued any salary or other remuneration or bonus, or any amount pursuant to a profit-sharing, pension, retirement, deferred compensation or other similar plan, during its last fiscal year, to or for any of CECO’s executive officers or directors.

The following table summarizes the total compensation of Phillip DeZwirek, Richard J. Blum, David D. Blum and Dennis W. Blazer for 2005 and the two previous years. Richard J. Blum, who also serves as Chief Executive Officer and President of CECO Group, is paid the amounts set forth below by CECO Group. Mr. DeZwirek and Mr. Blazer are or were paid by CECO. David D. Blum, who also serves as Vice-President of Kirk & Blum, is paid by Kirk & Blum. No other officer of CECO made in excess of $100,000.

Summary Compensation Table For CECO

Name/Principal Position	Year	Annual Compensation				Long-Term Compensation Securities Underlying Options (#)	All Other Compensation
		Salary		Other Annual Compensation
Phillip DeZwirek Chairman of the Board & Chief Executive Officer	2005 2004 2003						$ $ $	340,000[1] 340,000 250,000

Richard J. Blum President of CECO & President & Chief Executive Officer of CECO Group	2005 2004 2003	$ $ $	258,523 249,385 244,600	$ $	11,752[2] 5,424		$ $ $	5,367[3] 5,317 5,791

David D. Blum Senior Vice President-Sales & Marketing and Assistant Secretary of CECO and Vice President of Kirk & Blum	2005 2004 2003	$ $ $	190,712 183,754 181,275	$ $	11,752[2] 9,944		$ $ $	4,852[4] 4,336 3,011

Dennis W. Blazer Vice President-Finance & Administration and Chief Financial Officer of CECO	2005 2004	$ $	149,000 2,500		$8,331[2]	50,000[6]		$2,848[5]

[1]	Includes $340,000 paid to Can-Med Technology, Inc. d/b/a Green Diamond Oil Corp. in 2005 for consulting services provided by Green Diamond. Mr. DeZwirek is deemed to control Green Diamond.
[2]	Represents car allowance.
[3]	Represents Company contribution of $3,063 to 401(k) plan on behalf of Mr. Richard Blum and $2,304 of insurance premiums paid for term life insurance for his benefit.
[4]	Represents Company contribution of $2,548 to 401(k) plan on behalf of Mr. David Blum and $2,304 of insurance premiums paid for term life insurance for his benefit.
[5]	Represents Company contribution of $936 to 401(k) plan on behalf of Mr. Blazer and $1,912 of insurance premiums paid for term life insurance for his benefit.
[6]	Represents options granted December 13, 2004 to purchase 50,000 shares of our common stock at a price of $3.35 per share, which vests in four equal annual installments beginning December 13, 2005, and expires December 12, 2014.

Option Grants and Exercises in Last Fiscal Year

No options were granted to an executive officer in the fiscal year 2005. The following table sets forth information with respect to CECO’s executive officers concerning unexercised options on stock of CECO held as of the end of the fiscal year.

Aggregated Option/SAR

Exercises for the Year Ended December 31, 2005

and Option/SAR Values as of December 31, 2005

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at 12/31/05		Value of Unexercised In-The-Money Options/ SARs at 12/31/05
			Exercisable	Unexercisable	Exercisable	Unexercisable
Phillip DeZwirek	0	0	2,250,000	0	$7,977,500	N/A
Richard J. Blum	0	0	473,000	0	$1,348,770	N/A
David D. Blum	0	0	335,000	0	$938,838	N/A
Dennis W. Blazer	0	0	12,500	37,500	$29,875	$89,625
Jason Louis DeZwirek	0	0	25,000	0	$93,250	N/A

Compensation Committee Interlocks and Insider Participation

We formed a compensation committee on December 1, 2005. No member of the Compensation Committee is or has been an officer or employee of ours or any of our subsidiaries, or has or had any relationship with us requiring disclosure pursuant to Item 404 of Regulation S-K. Prior to such date, in 2005, the compensation of the executive officers was determined, or recommended to the Board of Directors for determination, by a majority of the independent members of the Board of Directors. Mr. Phillip DeZwirek has not and will not be present for deliberations on or voting of the CEO’s compensation. He may, however, participate in discussions of other executive officers’ compensation, provided that it is the Compensation Committee who ultimately recommends or determines the executive officers’ compensation.

Board Compensation Committee Report On Executive Compensation

Our employee compensation policy is to offer a package including a competitive salary, competitive benefits, and an efficient workplace environment.

CECO’s compensation policy for officers is similar to that for other employees, and is designed to promote excellent performance and attainment of corporate and personal goals.

The Compensation Committee has reviewed and approved individual officer salaries and bonuses. The Compensation Committee is comprised of two independent directors, Directors Flaherty and Wright. Following the date of our October 14, 2004 annual meeting and prior to the formation of our Compensation Committee on December 1, 2005 the compensation of the executive officers was determined, or recommended to the Board of Directors for determination, by a majority of the independent members of the Board of Directors.

Officers of CECO are paid salaries in line with their responsibilities. These salaries are structured so they are comparable with salaries paid by competitors in the relevant industries. Officers (and other employees) are also eligible to receive stock option grants, which are intended to promote success by aligning employee financial interests with long-term shareholder value. Stock option grants are based on various subjective factors primarily relating to the responsibilities of the individual officers, and also to their expected future contributions and prior option grants.

The Compensation Committee has reviewed and approved the compensation received by Phillip DeZwirek, Chief Executive Officer and Chairman of the Board, either individually or through Green Diamond for 2005. The

Audit Committee further reviews and approves payments made to Green Diamond, which Mr. Phillip DeZwirek is deemed to control. Commencing October 14, 2004, the date of our 2004 annual meeting, and prior to the formation of our Compensation Committee on December 1, 2005, the compensation of the Chief Executive Officer was determined, or recommended to the Board of Directors for determination, by a majority of the independent members of the Board of Directors. Commencing December 1, 2005, the Chief Executive Officer’s compensation has been determined by the Compensation Committee. The Chief Executive Officer is not present during voting or deliberations. His compensation is tied to revenues and profits, strategic goals, capital raising efforts, and his general performance. In addition, Mr. Phillip DeZwirek is a significant shareholder in CECO; to the extent his performance translates into an increase in the value of CECO’s stock, all shareholders, including Mr. DeZwirek, share the benefit.

Compensation Committee

Thomas J. Flaherty, Chairman

Donald A. Wright

Compensation Under CECO Stock Option Plan

Our Stock Option Plan was adopted by the Board of Directors on October 1, 1997 and approved by the shareholders on September 10, 1998. This plan provides for the grant of incentive stock options to our employees and nonstatutory stock options to our employees, consultants, advisors and directors. The number of shares of common stock reserved under the Stock Option Plan are 1,500,000. Of these shares, 263,700 shares were subject to outstanding options as of December 31, 2005. As of April 6, 2006, 56,600 options under the Stock Option Plan have been exercised, including 12,500 by Dennis W. Blazer, our Chief Financial Officer, on January 12, 2006, and 10,000 by Director Wright on March 3, 2006.

A committee of the Board administers the stock plan and determines the terms of awards granted, including the exercise price, the number of shares subject to individual awards and the vesting period of awards. Director Wright and Director Flaherty currently serve on such committee. In the case of options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the committee will consist of two or more “outside directors” within the meaning of Section 162(m) of the Code. The committee determines the exercise price of options granted under the Stock Option Plan, but with respect to nonstatutory stock options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and all incentive stock options, the exercise price must at least be equal to the fair market value of our common stock on the date of grant. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The committee determines the terms of all other options.

On January 5, 2005, we granted 5,000, 15,000, and 15,000 options under the Stock Option Plan to Director Flaherty, then Director Lazar and Director Wright, respectively, at an exercise price of $3.45 per share. On April 20, 2005, we granted 25,000 options under the Stock Option Plan to Director Krieg at an exercise price of $2.82 per share. Director Cape received a grant of 15,000 options under the Stock Option Plan on May 25, 2005, at an exercise price of $2.50 per share.

Stock Performance Graph

The line graph below compares the annual percentage change in CECO’s cumulative total shareholder return on its Common Stock with the cumulative total return of the Russell 2000 Stock Index (a broad-based market index) and the Dow Jones Waste and Disposal Services Index for the five-year period ending December 31, 2005. The graph and table assumes $100 invested on January 1, 2001 in CECO’s Common Stock, the Russell 2000 Stock Index and the Dow Jones Waste and Disposal Services Index and that all dividends were reinvested. The Dow Jones Waste and Disposal Services Index total return is weighted by market capitalization.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG

CECO ENVIRONMENTAL CORP., RUSSELL 2000 INDEX AND

DOW JONES WASTE AND DISPOSAL SERVICES INDEX

PROPOSAL II

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the recommendation of the Audit Committee, the Board of Directors has appointed Battelle & Battelle LLP (“Battelle”) to serve as the independent registered public accounting firm of CECO for its fiscal year ending December 31, 2006. Battelle was engaged to act as CECO’s independent registered public accounting firm on November 9, 2005. The Audit Committee pre-approves any engagement of Battelle and has the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent registered public accounting firm and nominate an independent registered public accounting firm for shareholder approval. Representatives of Battelle are not expected to be present at the Annual Meeting. If the stockholders fail to ratify the appointment of Battelle, the Audit Committee would reconsider the recommendation.

Change in Auditors

On November 9, 2005, the Company dismissed Deloitte & Touch LLP (“Deloitte”) as our independent registered public accounting firm. The decision to change independent registered public accounting firms was approved by the members of the Audit Committee of the Board of Directors of the Company.

The audit reports of Deloitte on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through November 9, 2005, there were no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports.

During the years ended December 31, 2003 and December 31, 2004 and the subsequent interim period through November 9, 2005, there were no reportable events (as defined in Regulation S-K Item 304(a)(l)(v)) except the following:

On February, 8, 2005, the Company, in consultation with its Audit Committee, concluded that it must correct its previously issued financial statements to properly account for revenue recognized under the percentage of completion method of accounting. The Company’s management determined that a spreadsheet error existed affecting the manner in which revenue was calculated and recognized on small projects. While revenue recognized under the percentage of completion calculation on individual large projects was accurate, due to this spreadsheet error, the accumulation of revenue for small projects was incorrect. This error was material and occurred from 2000 to 2003 and the three quarters reported during 2004. This correction resulted in the restatement of the Company’s consolidated financial statements for the fiscal years 2001 through 2003, which was reflected in the Annual Report on Form 10-K/A for the year ended December 31, 2003, and for the three quarters of 2004, which are reflected in Quarterly Reports in Form 10-Q/A for the relevant periods. After evaluating the nature of the deficiency and the resulting restatement, the Company’s Chief Executive Officer and Chief Financial Officer concluded that a material weakness existed in the Company’s internal control over financial reporting as of December 31, 2003.

Management detected the error noted above as a result of additional monitoring processes and procedures that were implemented during the fourth quarter of 2004 to review revenue recognized under the percentage of completion method of accounting. The additional procedures were implemented by an individual hired by the Company in its efforts to expand the internal control structure in connection with its planning and execution under the internal control standards of Section 404 of the Sarbanes-Oxley Act of 2002. This person was hired in August 2004 to initiate the Company’s documentation and testing of its internal controls. The individual’s responsibilities included performing certain monitoring activities which detected the material misstatement.

Based on management’s evaluation of the effectiveness of the Company’s disclosure controls and procedures and the additional monitoring controls that were in place as of December 31, 2004, which enabled the Company to detect the error, the Chief Executive Officer and Chief Financial Officer concluded that the material weakness that led to this error not being detected timely has been mitigated as December 31, 2004, and that our disclosure controls and procedures were effective as of December 31, 2004. A discussion of such material weaknesses that were identified may be found in: Item 9A of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2003, which was filed with the Securities and Exchange Commission (“SEC”) on April 15, 2005; Item 4 of the Company’s Quarterly Report on Form 10-Q/A for the three month period ended March 31, 2004, which was filed with the SEC on April 15, 2005; Item 4 of the Company’s Quarterly Report of Form 10-Q/A for the three month period ended June 30, 2004, which was filed with the SEC on April 15, 2005; and Item 4 of the Company’s Quarterly Report on Form 10-Q/A for the three month period ended September 30, 2004, which was filed with the SEC on April 15, 2005.

The material weaknesses and events described above were discussed by the Company’s management and the Audit Committee of the Board of Directors of the Company with Deloitte. The Company has authorized Deloitte to respond fully to the inquiries of the successor independent registered public accounting firm concerning these issues.

On November 9, 2005, we engaged Battelle as our new independent registered public accounting firm to conduct the audit of our financial statements as of and for the year ended December 31, 2005. The decision to engage Battelle was made and approved by the Audit Committee of our Board of Directors. During the two most recent fiscal years and through November 9, 2005, the Company has not consulted with Battelle regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(l)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304 (a)(l)(iv) of Regulation S-K.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table sets forth the fees for services provided by Battelle & Battelle LLP and Deloitte & Touche LLP relating to the fiscal years ended December 31, 2004 and December 31, 2005, respectively.

Fees Billed by Independent Auditors:

	Fiscal Year 2004		Fiscal Year 2005
	Deloitte	Battelle	Deloitte	Battelle
Audit Fees	$241,100	—	$57,742	$146,600
Audit-Related Fees	$22,352	—	$19,075	—
Tax Fees	$58,775	—	$71,000	$39,500
All Other Fees	—	—	—	—
Total	$322,227	—	$147,817	$186,100

The following is a description of the nature of the services comprising the fees disclosed in the table above for each of the four categories of services. The Audit Committee has considered whether providing non-audit services is compatible with maintaining Battelle’s and Deloitte’s respective independence.

Audit Fees. These are fees for professional services rendered by Deloitte and Battelle for the audit of our annual consolidated financial statements, the review of financial statements included in Quarterly Reports on Form 10-Q, and services that are normally rendered in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. These are fees for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or the review of our financial statements that are not included as audit fees. These services include advisory services related to Sarbanes-Oxley and Deloitte’s review of our response to an SEC comment letter.

Tax Fees. These are fees for professional services rendered by Deloitte and Battelle with respect to tax compliance, tax advice and tax planning. These services include tax return preparation and consulting on tax planning matters.

All Other Fees. These are fees for other services rendered by Deloitte and Battelle that do not meet the above category descriptions.

Audit Committee Pre-Approval Policy. The Audit Committee is responsible for pre-approving all audit services and permitted non-audit services (including the fees and retention terms) to be performed for the Company by Battelle or Deloitte prior to their engagement for such services. The Audit Committee has delegated to each of its members the authority to grant pre-approvals, such approvals to be presented to the full Committee at the next scheduled meeting. None of the fees paid to Deloitte or Battelle under the categories Audit-Related, Tax and All Other were approved by the Audit Committee after the services were rendered pursuant to the deminimis exception established by the SEC.

The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting with a quorum present is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BATTELLE & BATTELLE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF CECO FOR FISCAL YEAR 2006.

ADDITIONAL INFORMATION

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote the shares they represent as the Board of Directors may recommend.

A COPY OF CECO’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE SENT TO ANY STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO CECO ENVIRONMENTAL CORP., TO THE ATTENTION OF THE SECRETARY, 3120 FORRER STREET, CINCINNATI, OHIO 45209.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Shareholders who, in accordance with Securities and Exchange Commission Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting Proxy Statement must submit their proposals so that they are received by the Secretary of the Company at 3120 Forrer Street, Cincinnati, Ohio 45209, no later than the close of business on January 24, 2007. As the rules of the Securities and Exchange Commission make clear, simply submitting a proposal does not guarantee that it will be included.

If a shareholder wishes to present a proposal at our 2007 annual meeting and the proposal is not intended to be included in the Company’s proxy statement relating to the 2007 annual meeting, the shareholder must give advance notice to the Company prior to the deadline for the annual meeting, or such notice of proposal will be deemed untimely. In order to be deemed properly presented, the notice of a proposal must be delivered to the Company’s Secretary no later than January 24, 2007.

METHOD OF PROXY SOLICITATION

The cost of solicitation of the proxies will be borne by CECO. In addition to solicitation of the proxies by use of the mails, employees of CECO or its subsidiaries, without extra remuneration, may solicit proxies personally or by telephone. CECO will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

By Order of the Board of Directors

/s/ Phillip DeZwirek
Phillip DeZwirek
Chairman of the Board of Directors and
Chief Executive Officer

April 24, 2006

EXHIBIT A

CECO ENVIRONMENTAL CORP.

AUDIT COMMITTEE CHARTER

PURPOSE:

The primary purpose of the audit committee of the Board of Directors (the “Audit Committee”) of CECO Environmental Corp. (the “Company”) is to assist the Board of Directors (the Board”) in fulfilling its responsibility to oversee the integrity of the financial statements of the Company and the Company’s compliance with legal and regulatory requirements, by overseeing and reviewing (i) the financial reports and other financial information, such as earnings press releases, provided by the Company to any governmental or regulatory body, the public or other users thereof, (ii) the Company’s system of internal accounting and financial controls, (iii) the engagement of the Company’s independent auditor, and (iv) the annual independent audit of the Company’s financial statements.

MEMBERS:

The Audit Committee shall consist of a minimum of three members appointed by the Board, all of whom shall be independent directors as defined in the rules of the NASDAQ Stock Market (“NASDAQ”), subject to any exemptions to such requirement, and each of whom satisfies the financial literacy and experience requirements of the NASDAQ and the Securities Exchange Act of 1934 (the “Exchange Act”). One member of the Audit Committee shall qualify as a financial expert as such term is defined in the Exchange Act and the NASDAQ’s rules.

MEETINGS:

The Audit Committee shall meet at least four times a year on a quarterly basis, or more frequently as circumstances require. The Audit Committee shall require members of management, the internal audit department (if any), the independent auditor and others to attend meetings and to provide relevant information, as the Audit Committee deems necessary and appropriate. The Audit Committee shall provide regular reports to the Board.

RESPONSIBILITIES, PROCESSES AND AUTHORITY:

1. Review and access the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Make recommendations to the Board regarding the appointment or termination of the independent auditor for the Company. The Audit Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor and nominate an independent auditor for shareholder approval. The Audit Committee shall consult with the Board and management with respect to such decisions.

3. Receive from the independent auditor not less than annually, a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard Number 1; discussing with the outside auditor any such disclosed relationships and their impact on the outside auditor’s objectivity and independence; and recommending that the Board take appropriate action to oversee the independence of the independent auditor.

4. Review the adequacy of the Company’s systems of internal controls and obtain from the independent auditor and management their recommendations regarding internal controls and other matters relating to the Company’s accounting procedures and the books and records of the Company and its subsidiaries and review the correction of those internal controls deemed to be deficient.

5. Discuss with management and the independent auditor, as appropriate, any audit problems or difficulties and management’s response, and the Company’s risk assessment and risk management policies, including the Company’s major financial risk exposure(s), including off-balance sheet structures, and steps taken by management to monitor and mitigate such exposure.

6. Review with management and the independent auditor the Company’s quarterly financial statement prior to the filing of the Company’s Form 10-Q, including the results of the independent auditor’s reviews of the quarterly financial statements and a discussion of the matters required to be discussed by SAS No. 61.

7. Review with management and the independent auditor the audited financial statement to be included in the Company’s Annual Report on Form 10-K, including a discussion of the matters required to be discussed by SAS No. 61.

8. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s annual financial statements, including a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

9. Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management as well as the affect of any new regulatory requirements on such practices.

10. Review the experience and qualifications of the Company’s senior finance executive(s) and the members of the Company’s internal audit department (if any).

11. Approve the fees to be paid to the independent auditor for the financial audit and approve the terms of the auditor’s engagement.

12. Approve the retention of the independent auditor for any non-audit services to be provided to the Company and enforce guidelines consistent with the Exchange Act regulations on the provision of non-audit services. Approve the fees to be paid for such services.

13. Review the performance of the independent auditor with the Board.

14. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to such letter(s). Such review should include:

(a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreement with management.

(b) Any changes required in the planned scope of the internal audit.

(c) The internal audit department responsibilities, budget and staffing (if any).

15. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

16. Review with the Company’s legal counsel or officer handing legal affairs, any legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

17. Review the Company’s and its senior executives’ compliance with the Company’s Code of Ethical Conduct, including matters involving conflicts of interest or other issues involving the integrity of management.

18. Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit for the Company’s independent auditor has not performed audit services for the Company for each of the five previous fiscal years.

19. Review the hiring by the Company of any former employee(s) of the Company independent auditor.

20. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

21. Review and approve all related party transactions.

22. Review and approve (i) any change or waiver in the Company’s Code of Ethical Conduct for senior financial officers, or directors and other executive officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.

23. To the extent it deems necessary, to engage independent counsel and other advisors to carry out its duties and responsibilities.

24. Report to the Board on the performance of the foregoing responsibilities.

The Audit Committee has the responsibilities and powers set forth in this Charter, however, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management, who prepares the financial statements, and the independent auditor, who audits the financial statements. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with applicable laws and regulations or the Company’s Code of Ethical Conduct. The Audit Committee’s role is one of oversight.

CECO ENVIRONMENTAL CORP.

3120 Forrer Street

Cincinnati, Ohio 45209

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Phillip DeZwirek as Proxy, with the power to appoint his substitute, and hereby authorizes him, to represent and vote, as designated on the reverse, all shares of Common Stock of CECO Environmental Corp. (the “Company”) held of record by the undersigned on April 17, 2006 at the Annual Meeting of Stockholders to be held at the Clarion Hotel & Suites, 5901 Pfeiffer Road, Cincinnati, Ohio 45242, on May 24, 2006, at 11:30 a.m. or any adjournment thereof.

(To Be Signed on the Reverse Side.)

ANNUAL MEETING OF STOCKHOLDERS OF

CECO ENVIRONMENTAL CORP.

May 24, 2006

Please date, sign and mail

your proxy card in the envelope provided as soon

as possible.

âPlease detach and mail in the envelope provided.â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR”

PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN

BLUE OR BLACK INK AS SHOWN HERE  ☒

(1) ELECTION OF DIRECTORS		(2) PROPOSAL NO. II
	Nominees:	Battelle & Battelle LLP For Against Abstain
☐ FOR ALL NOMINEES	O Richard J. Blum	as the Independent
	O Arthur Cape	Registered Public ☐ ☐ ☐
	O Jason Louis DeZwirek	Accounting Firm
☐ WITHHOLD AUTHORITY	O Phillip DeZwirek
FOR ALL NOMINEES	O Thomas J. Flaherty
	O Ronald E. Krieg	PLEASE MARK, SIGN, DATE AND RETURN
☐ FOR ALL EXCEPT	O Donald A. Wright	THIS PROXY CARD PROMPTLY USING THE
(see instructions below)		ENCLOSED ENVELOPE

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill

                                  in the circle next to each nominee you wish to

                                  withhold as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be

submitted via this method.                                                     ☐

Signature of Stockholder:                                          Date:              Signature of Stockholder                                          Date:

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign.

              When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership,

              please sign in partnership name by authorized person.